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                                                                  Exhibit 10.15

                                       October 13, 1998

OTEC Consulting, Inc.
RBL Agency, Ltd.
OTEC, Inc.
24 West 40th Street
New York, New York 10018

        Re:  LINE OF CREDIT

Gentlemen:

        We are pleased to advise you that we have approved a line of credit of up to a combined aggregate amount of $3,500,000, outstanding at any one time (the "Line of Credit") for OTEC Consulting, Inc. (f/k/a/ RBL Consulting, Inc.) ("Consulting"), RBL Agency, Inc. ("Agency") and OTEC, Inc. ("OTEC"), (Consulting, Agency and OTEC are hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"). The terms "we", "us", "our", "undersigned" or "Bank" as used herein shall mean The Dime Savings Bank of New York FSB and its successors and assigns. The following general terms and conditions will apply:

I.  TERM AND PAYMENTS:     On Demand

    INTEREST RATE:         Reference Rate (as defined in the Demand Grid Note)
                           plus one percent (1%).

    INDIVIDUAL GUARANTORS: Richard Johnson and Bennett Carroccio

    CORPORATE GUARANTOR:   HOTJOBS.COM, LTD.

    COLLATERAL:            See attached Exhibit A

    AVAILABILITY:          Up to Eighty (80%) percent of Eligible Receivables
                           (as defined below).

    LOAN DOCUMENTS:        See Section VI below. The Loan Documents provide
                           requirements for covenants, representations and warranties and for the granting of


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                           liens and security interests in the Collateral in
                           our favor.

LINE OF CREDIT:            At no time shall the combined aggregate principal
                           amount of the loans to the Borrowers exceed
                           $3,500,000.

                           All Borrowers shall be jointly and severally liable for all obligations under the Line of Credit and each Borrower shall execute and deliver a Guaranty and Security Agreement with respect to the obligations of the other Borrowers under the Line of Credit.

        As used herein, "Eligible Receivables" shall mean all accounts receivable which arise in each Borrower's ordinary course of business, are not more than ninety (90) days past due, and are not subject to any dispute, offset, defense or counterclaim and represent credit worthy account debtors which are satisfactory to us at all times, in our sole discretion.

II. Borrowings under the Line of Credit shall be evidenced by a Demand Grid Note executed, jointly and severally, by all of the Borrowers. Under the Line of Credit, borrowings may be made from time to time and shall be repayable on demand, but may be prepaid in whole or in part with accrued interest to the date of prepayment. Any amounts outstanding shall bear interest, payable monthly in arrears, at a variable rate per annum equal to our Reference Rate plus one percent (1%), all as more fully set forth in the Demand Grid Note. The Borrowers hereby irrevocably appoint OTEC Consulting, Inc., as agent (the "Agent") for the purpose of receiving all notices under the Loan Documents, which notices shall be sent to the address indicated above and the Agent shall accept any service of legal process on behalf of all of the Borrowers.

III. This letter constitutes an expression of our intent only based upon information the Borrowers and the Individual Guarantors have submitted to us. Any obligation to lend will arise only upon the satisfactory preparation, execution and delivery of documentation in form and substance satisfactory to us, including, but not limited to, the terms set forth and below.

        THE CONTINUING AVAILABILITY OF THE LINE OF CREDIT IS AT ALL TIMES SUBJECT TO OUR CONTINUING SATISFACTION, AS DETERMINED BY US IN OUR SOLE AND ABSOLUTE DISCRETION, WITH THE FINANCIAL CONDITION OF THE BORROWER AND ITS COMPLIANCE, AND THAT OF EACH OTHER PARTY EXECUTING AND DELIVERING DOCUMENTS TO US HEREUNDER OR OTHERWISE IN CONNECTION WITH THE LINE OF CREDIT, WITH THE TERMS AND PROVISIONS OF THIS AGREEMENT AND EACH OF THE LOAN DOCUMENTS REFERRED TO HEREIN.

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IV.      In addition, the continuing availability of the Line of Credit is subject to the Borrower's furnishing to us: (i) within one hundred twenty
(120) days after the end of each fiscal year the annual financial statements for each Borrower and on a combined basis for all Borrowers prepared by the regular accountants of the Borrowers on a review basis as at the end of such annual period, including a balance sheet and related income and cash flow statements; (ii) within one hundred twenty (120) days after the end of each calendar year, a personal financial statement of each Individual Guarantor (on an individual basis or jointly with his or her spouse as the case may be); (iii) within fifteen (15) days after the end of each calendar month, a statement prepared by the management of the Borrowers showing the aging of the accounts receivable of each Borrower; and (iv) such other information, including interim financial statements and projections, as we may request from time to time. All statements and reports shall be in form, scope and substance satisfactory to us and shall be accompanied by a certification of each Borrower's president or chief financial officer that all statements and reports are true, correct and complete.

         The Borrowers hereby agree that we shall at any time during each calendar year be permitted to make one or more field audits of Borrower's business, the Collateral and its locations, which shall be paid for by the Borrowers at the per diem rate of $750 per person.

V. All payments of principal, interest and fees payable by the Borrowers under the Line of Credit shall be made in immediately available funds at our office at 589 Fifth Avenue, New York, New York 10017 and may be charged at our discretion to the account of the Agent or any account of the Borrowers maintain with us.

VI. The extension of the Line of Credit to the Borrowers, on the terms set forth herein, is further subject to out receipt in form, scope and substance satisfactory to us of (a) signature cards for the authorized signatories of each Borrower; (b) an executed copy of our Demand Grid Note executed by each of the Borrowers; (c) an executed copy of our standard form of Continuing General Security Agreement by each of the Borrowers covering the Collateral owned by each Borrower, together with signed copies of such UCC financing statements as we may require; (d) executed copies of a Guaranty and Security by each Borrower with respect to the other Borrowers; (e) executed copies of a Guaranty and Security Agreement by each of the Individual Guarantors; (f) an option of counsel for the Borrowers; (g) certified copies of resolutions or other authorization of each of the Borrowers authorizing the execution, delivery and performance of all of the Loan Documents and other related documentation and the transactions contemplated herein; (h) certified copies of the organizational documents of each of the Borrowers, each as amended; (i) evidence that we have been added as a loss payee and additional insured on all policies of insurance of


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the Borrowers; and (j) such other documentation as we shall require.

VII. As a further condition to the extension of the Line of Credit and so long as the Line of Credit or any obligation of the Borrowers or any of them shall remain outstanding the Borrowers shall not permit:

       a. Combined Tangible Net Worth at any time to be less than $3,000,000. The term "Tangible Net Worth" is defined at any date as (i) in the aggregate amount at which such assets of the Borrowers on a combined basis would be shown on a balance sheet at such date after deducting capitalized research and development costs, capitalized interest, debt discount and expenses, goodwill, patents, trademarks, copyrights, franchises, licenses and such other assets as are properly classified as "intangible assets" LESS (ii) the aggregate amount of all indebtedness and liabilities (including tax and other accruals) and reserves of each Borrower, all on a combined basis; and

       b. the ratio of Combined Total Liabilities to Combined Tangible Net Worth at any time to exceed 1.0 to 1.0. The term "Combined Total Liabilities" is defined at any date as, the sum of all liabilities of the Borrowers on a combined basis which would properly appear on the liability side of a balance sheet other than capital stock, capital surplus, retained earnings, minority interests, deferred credits, indebtedness subordinated to the obligations of the Borrowers under the Line of Credit and contingency reserves.

       The determination of Combined Tangible Net Worth and Combined Total Liabilities shall made in accordance with generally accepted accounting principles consistently applied. The provisions of this Section VII shall survive the execution of this Agreement and the making of the initial loan(s) under the Line of Credit.

VIII. NO AMENDMENT, MODIFICATION OR WAIVER OF ANY PROVISION OF THIS AGREEMENT OR ANY LOAN DOCUMENT, NOR CONSENT TO ANY DEPARTURE BY US THEREFROM SHALL BE EFFECTIVE, IRRESPECTIVE OF ANY COURSE OF DEALING, UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY US AND THEN SUCH WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.

IX. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. To the extent any of the terms or provisions of this Agreement conflict with those contained in the Demand Grid Note or any of the Loan Documents, the terms and provisions of such Demand Grid Note and of such other Loan Document shall govern, except for the provisions of Section VII of this Agreement.

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X.       THE BORROWER AND EACH INDIVIDUAL GUARANTOR AND WE AGREE THAT ANY
ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, THE DEMAND GRID NOTE OR ANY OTHER LOAN DOCUMENT RELATING TO THE LINE OF CREDIT, MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK.

         THE BORROWERS AND EACH INDIVIDUAL GUARANTOR FURTHER AGREE THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG ANY OF THEM AND US WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT OUR ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY US, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY ANY OF THEM AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY ANY OF THEM, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW YORK IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION X AND SHALL, AT OUR ELECTION, INCLUDE ALL DISPUTES-ARISING OUT OF OR IN CONNECTION WITH (A) THIS AGREEMENT, THE DEMAND GRID NOTE, OR ANY OTHER LOAN DOCUMENT OR OTHER INSTRUMENT; (B) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING THE PARTIES (C) ANY-TRANSACTION CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING THE PARTIES AND (D) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF THE PARTIES. We may elect to require arbitration of any Dispute with us without thereby being required to arbitrate all Disputes between the parties. Any such Dispute shall be resolved by binding arbitration in accordance with
Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this Section X. In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrators sole discretion) pre-hearing motions which are substantially similar to prehearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgement upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in this Section X. No provision of, nor the exercise of any rights under, this Section X. shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction

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before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of our right, even if we are the plaintiff, to submit the Dispute to arbitration if we would otherwise have such right. We may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by us of our right to take or dispose of any collateral or our exercise of any other right in connection with collateral including, without limitation, judicial foreclosures, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by us. Whenever an arbitration is required under this Section X, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience representing commercial banks. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). In the event of any Dispute governed by this Section X, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party.

XI. ANYTHING IN THIS AGREEMENT, THE DEMAND GRID NOTE OR ANY OTHER LOAN DOCUMENT RELATING TO THE LINE OF CREDIT TO THE CONTRARY NOTWITHSTANDING, THE ENUMERATION IN THIS AGREEMENT, THE DEMAND GRID NOTE OR IN SUCH OTHER LOAN DOCUMENT OF SPECIFIC OBLIGATIONS TO US, EVENTS OF DEFAULT AND/OR CONDITIONS
TO THE AVAILABILITY OF THIS LINE OF CREDIT AND THE LOANS TO BE MADE PURSUANT TO THE DEMAND GRID NOTE SHALL NOT BE CONSTRUED TO QUALIFY, DEFINE OR OTHERWISE LIMIT OUR RIGHT, POWER OR ABILITY, AT ANY TIME, UNDER APPLICABLE LAW, TO MAKE DEMAND FOR PAYMENT OF THE ENTIRE OUTSTANDING PRINCIPAL OF AND INTEREST DUE UNDER THE LINE OF CREDIT AND THE DEMAND GRID NOTE OR OUR RIGHT NOT TO MAKE ANY EXTENSION OF CREDIT UNDER THIS LINE OF CREDIT FOR ANY REASON OR NO REASON AND BORROWER AGREES THAT ITS BREACH OF OR DEFAULT UNDER ANY SUCH ENUMERATED OBLIGATIONS OR CONDITIONS IS NOT THE ONLY BASIS FOR DEMAND TO BE MADE, AS BORROWERS' OBLIGATION TO MAKE PAYMENT SHALL AT ALL TIMES REMAIN A DEMAND OBLIGATION, OR FOR A REQUEST FOR AN EXTENSION OF CREDIT TO BE DENIED.


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XII.   EACH BORROWER AND WE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION,
PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE DEMAND GRID NOTE OR ANY OTHER LOAN DOCUMENT RELATING TO THE LINE OF CREDIT. EACH BORROWER ALSO HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE OF ANY NATURE OR DESCRIPTION, WHETHER OR NOT BASED UPON ANY CLAIM OF LACHES, AND BORROWER HEREBY WAIVES ANY SET-OFF OR COUNTERCLAIM, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

       If this Agreement is acceptable to the Borrowers, each of them should sign and return to us one fully executed copy of this letter.

       We look forward to a pleasant relationship.

                                              Very truly yours,

                                   THE DIME SAVINGS BANK OF NEW YORK, FSB

                                   By: /s/
                                       ----------------------------------

                                       Title:
                                              ---------------------------

OTEC CONSULTING, INC.

By: /s/
    -----------------------------
    Title:
           ----------------------


RBL AGENCY, LTD.

By: /s/
    -----------------------------
    Title:
           ----------------------


OTEC, INC.

By: /s/
    -----------------------------
    Title:
           ----------------------


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